UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	February 29, 2008
Date of earliest event reported:	February 29, 2008

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.                                          Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

OfficeMax Incorporated (the “Company”) has decided to transition to new investment choices under the OfficeMax Savings Plan and the OfficeMax Savings Plan for Puerto Rico (collectively, the “Plans”).  This change in investment options will require a blackout period during which eligible employees will be unable to enroll in the Plans and participants in the Plans will be temporarily unable to change their contribution rates, direct or diversify investments in their individual accounts (including accounts that hold common stock of the Company), or obtain a loan or distribution from the Plans.  The blackout period will also apply to the OfficeMax Incorporated Executive Savings Deferral Plan to the extent the same or similar rights normally are available under that plan.

On February 29, 2008, the Company received the notice of the blackout period from the plan administrator of the Plans required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974.  On February 29, 2008, the Company sent a Notice of Blackout Period Memorandum (the “Memorandum”) to its directors and executive officers informing them that a blackout period is expected to be in effect beginning at 4 p.m. Eastern time on March 17, 2008, and ending during the week of April 13, 2008.  However, the blackout period may be extended due to events beyond the Company’s control that may arise as part of the transition, in which case notice will be given to the directors and executive officers as soon as reasonably practicable.

The Memorandum was provided to the Company’s directors and executive officers pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission’s Regulation BTR.

During the blackout period and for a period of two years after the ending date of the blackout period, holders of the Company’s common stock and other interested parties may obtain, without charge, the actual beginning and ending dates of the blackout period by sending a written request to Carolyn Naranjo, Senior Director of Benefits and HR Services, 800 West Bryn Mawr Avenue, Itasca, Illinois, 60143, or by calling (630) 438-7193.

A copy of the Memorandum is attached as Exhibit 99.1 to this current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1                                    Notice of Blackout Period Memorandum, dated February 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 29, 2008

OFFICEMAX INCORPORATED

By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description
Exhibit 99.1	Notice of Blackout Period Memorandum, dated February 29, 2008